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Exhibit 99.(a)(15)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the contents of this document or what action you should take, you are recommended to seek your own personal financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser authorised under the Financial Services and Markets Act 2000.

(Title) (Forename) (Surname) (Address)	TP Reference:	(Reference)
	Date:	20 June 2005
Dear (Title) (Surname)

Re: National Grid Transco Return of Cash to Shareholders

You will have already received a letter dated 22 April 2005 providing some initial information about the return of cash to shareholders by way of a B Share scheme (the "Return of Cash")and the subsequent share consolidation. The purpose of this letter is to set out the impact that the Return of Cash and the share consolidation will have on the employee share plan(s)in which you participate, the choices available to you (where applicable), the expected tax consequences of each choice and any action you must take. This letter is very detailed but this is necessary to ensure that you can take informed decisions.

1      The Return of Cash

  The sales of four of the Company's UK gas distribution networks completed on 1 June2005. The Company now intends to return £2 billion to its shareholders, equating to 65 pence per Existing Ordinary Share, by issuing to them a new B Share for each Existing Ordinary Share that they hold. A holder of B Shares will be able to choose to receive a Single B Share dividend of 65 pence per share or to have those B Shares repurchased at 65 pence each. The Company will also consolidate its Existing Ordinary Shares by replacing them with a smaller number of New Ordinary Shares. This will reduce the number of ordinary shares in existence but will ensure that the market price of each share is broadly unchanged (subject to normal market movements) following the Return of Cash.

  Shareholders have recently been sent a circular setting out final details of the Return of Cash and the actions that they will need to take. As a participant in one or more of the Company's employee share plans you may also be able to participate in the Return of Cash. You should read both this letter and the circular carefully and consider any choices that are open to you. You should note that you will only be able to participate in the Return of Cash if you are a shareholder on the Record Date. The Record Date is5.00 p.m. on 29 July 2005.

  Terms defined in the circular have the same meaning in this letter. If you are able to participate in the Return of Cash you should read the circular and not rely solely on the summarised information in this letter.

2      Consequences

  An appendix in relation to each of the Company's employee share plans in which you participate is enclosed with this letter. Each appendix describes whether you will be able to participate in the Return of Cash in relation to that plan, the tax consequences for you, the impact of the share consolidation and the date by which you must take any action.

  In summary, you will participate in the Return of Cash if you hold Existing Ordinary Shares on the Record Date. For every 49 Existing Ordinary Shares held on the Record Date you will receive 49 B Shares and 43 New Ordinary Shares. You may then choose one or a combination of the following alternatives:

Alternative 1:	elect to receive a single dividend of 65 pence per B Share; or
Alternative 2:	have some or all of your B Shares immediately repurchased for 65 pence each; or
Alternative 3:	retain your B Shares for repurchase for 65 pence per B Share at certain dates in the future, expected to be 8 August 2006 and 8 August 2007.

  If you choose Alternative 3, you will receive an annual fixed dividend on the B Shares expected to be paid annually in arrears on 7 August or such later date as the Directors may determine. The rate will be determined as set out in the circular but, based on the level of interest rates at the date of this letter, this would be equivalent to an annual dividend of approximately 3.5% on a value of 65 pence per B Share.

  The choice you make will be dependent upon your tax position and you should read the enclosed Appendix/Appendices which explain the different tax implications for you.

  If you are in any doubt as to which choice to make, you should seek independent financial and tax advice as soon as possible.

3      Action

  You should read the Appendix/Appendices attached to this letter which will explain whether you are able to participate in the Return of Cash in relation to each employee share plan in which you participate. If you hold Existing Ordinary Shares on the Record Date you will be able to participate and will need to decide which of the choices described in Section 2 above to accept.

  If you accept:

Alternative 1:	you do not need to do anything further. You do not need to complete or return the Election Form(s). The Single B Share Dividend will be paid to you automatically.
Alternative 2 or Alternative 3:	you must complete the relevant Election Form(s) enclosed with this letter and return it/them to Towers Perrin at the address shown on the Election Form(s) no later than 5.00 p.m. on 25 July 2005.

  If you do not return the Election Form(s) to Towers Perrin by 5.00 p.m. on 25 July 2005, you will be treated as having elected for Alternative 1 above which may not be what you intend to do.

  If you have any queries in relation to this letter please call Towers Perrin on 0870 160 0119.

  Please note that if you hold NGT shares outside of NGT's employee share plans, you will receive separately, a copy of the circular and Election Form from Capita Registrars. If you have any queries which do not relate to your participation in any of the NGT employee share plans, you should call the Capita Registrars' Shareholders helpline on 0870 2422379.

  Yours faithfully

  /s/ Pat Fulker

  Pat Fulker
  Group Human Resources Director
  For and on behalf of National Grid Transco plc

  In the United States, National Grid Transco plc ("National Grid Transco") has filed a Schedule TO with the US Securities and Exchange Commission (the "SEC") and holders of the Existing Ordinary Shares and Existing American Depositary Share are advised to read it when it becomes available as it will contain important information. Copies of the Schedule TO and other related documents filed by National Grid Transco will be available free of charge on the SEC's website at http://www.sec.gov.

Appendix for the National Grid Transco Transitional Share Award

1      Will I participate in the Return of Cash?

  You will NOT participate in the Return of Cash in respect of your award granted under the National Grid Transco Transitional Share Award ("TSA") and you will NOT be affected by the subsequent share consolidation.

  Participation in the Return of Cash is only available to shareholders who are on the register of shareholders on the Return of Cash Record Date (5.00 p.m. on 29 July 2005).

  As a holder of a TSA you will not be on the register of shareholders on the Return of Cash Record Date in respect of the shares subject to your TSA. You will only receive the shares subject to your TSA when it vests. Your TSA does not vest until after the Return of Cash Record Date, the first tranche vesting on 1 September 2005.

  However, your TSA will not be adjusted following the share consolidation so you will be entitled to the same number of shares on release. The share consolidation is intended to ensure that the NGT share price remains more or less unaffected by the B share scheme, and therefore the value of your TSA should not change.

  Please note that if you currently hold shares in the Company other than in respect of your TSA, you will have received a circular explaining the choices available and the action that you need to take. If you have not yet received a copy of the circular, you can obtain one by telephoning the Capita Registrars' shareholder helpline on 0870 2422379.

2      What do I do now?

  You do not need to take any action in respect of your TSA and the Return of Cash.

3      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

Appendix for the National Grid Transco Executive Share Option Plans

1      Will I participate in the Return of Cash?

  You will NOT participate in the Return of Cash in respect of your option(s) granted under the National Grid Transco Executive Share Option Plans ('Option(s)') and you will NOT be affected by the subsequent share consolidation.

  Participation in the Return of Cash is only available to shareholders who are on the register of shareholders on the Return of Cash Record Date (5.00 p.m. on 29 July 2005).

  As a holder of Option(s) you will not be on the register of shareholders on the Return of Cash Record Date in respect of the shares subject to those Option(s) unless, to the extent they are exercisable, you exercise your Option(s) by 22 July 2005.

  However, your Option(s) will not be adjusted following the share consolidation so you will be able to acquire the same number of shares for the same exercise price. The share consolidation is intended to ensure that the NGT share price remains more or less unaffected by the B share scheme, and therefore the value of your Option(s) should not change.

  Please note that if you currently hold shares in the Company as a result of having previously exercised any Option(s) or otherwise, you will have received a circular explaining the choices available and the action that you need to take. If you have not yet received a copy of the circular, you can obtain one by telephoning the Capita Registrars' shareholder helpline on 0870 2422379.

2      What do I do now?

  You do not need to take any action in respect of your Option(s) and the Return of Cash.

3      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

Appendix for the National Grid Transco Long Term Incentive Scheme

1      Will I participate in the Return of Cash?

  You will NOT participate in the Return of Cash in respect of your outstanding Allocation under the National Grid Transco Long Term Incentive Scheme (the "Scheme") and you will NOT be affected by the subsequent share consolidation.

  Participation in the Return of Cash is only available to shareholders who are on the register of shareholders on the Return of Cash Record Date (5.00 p.m. on 29 July 2005).

  You will not be on the register of shareholders on the Return of Cash Record Date in respect of the shares subject to your outstanding Allocation because you will not receive those shares until the First Transfer Date, which will be 2 November 2005 and therefore after the Return of Cash Record Date.

  However, your outstanding Allocation will not be adjusted following the share consolidation so you will be entitled to the same number of shares on release. The share consolidation is intended to ensure that the NGT share price remains more or less unaffected by the B share scheme, and therefore the value of your outstanding Allocation should not change.

  Please note that if you hold shares in the Company that were previously transferred to you in respect of earlier Allocations made to you under the Scheme or otherwise, you will have received a circular explaining the choices available and the action that you need to take. If you have not yet received a copy of the circular, you can obtain one by telephoning the Capita Registrars' shareholder helpline on 0870 2422379.

2      What do I do now?

  You do not need to take any action in respect of your outstanding Allocation and the Return of Cash.

3      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

Appendix for the National Grid Transco Performance Share Plan

1      Will I participate in the Return of Cash?

  You will NOT participate in the Return of Cash in respect of your award(s) granted under the National Grid Transco Performance Share Plan ("Award(s)") and you will NOT be affected by the subsequent share consolidation.

  Participation in the Return of Cash is only available to shareholders who are on the register of shareholders on the Return of Cash Record Date (5.00 p.m. on 29 July 2005).

  As a holder of Award(s) you will not be on the register of shareholders on the Return of Cash Record Date in respect of the shares subject to those Award(s). Awards do not vest under the Performance Share Plan until after the Return of Cash Record Date

  However, your Award(s) will not be adjusted following the share consolidation so you will be entitled to the same number of shares on release. The share consolidation is intended to ensure that the NGT share price remains more or less unaffected by the B share scheme, and therefore the value of your Award(s) should not change.

  Please note that if you currently hold shares in the Company other than in respect of the Performance Share Plan, you will have received a circular explaining the choices available and the action that you need to take. If you have not yet received a copy of the circular, you can obtain one by telephoning the Capita Registrars' shareholder helpline on 0870 2422379.

2      What do I do now?

  You do not need to take any action in respect of your Award(s) and the Return of Cash.

3      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

Appendix for the National Grid Transco Special Share Award

1      Will I participate in the Return of Cash?

  You will NOT participate in the Return of Cash in respect of your award granted under the National Grid Transco Special Share Award ("SSA") and you will NOT be affected by the subsequent share consolidation.

  Participation in the Return of Cash is only available to shareholders who are on the register of shareholders on the Return of Cash Record Date (5.00 p.m. on 29 July 2005).

  As a holder of an SSA you will not be on the register of shareholders on the Return of Cash Record Date in respect of the shares subject to your SSA. You will only receive the shares subject to your SSA when it vests. Your SSA does not vest until after the Return of Cash Record Date, the first tranche vesting on 1 January 2006.

  However, your SSA will not be adjusted following the share consolidation so you will be entitled to the same number of shares on release. The share consolidation is intended to ensure that the NGT share price remains more or less unaffected by the B share scheme, and therefore the value of your SSA should not be affected.

  Please note that if you currently hold shares in the Company other than in respect of your SSA, you will have received a circular explaining the choices available and the action that you need to take. If you have not yet received a copy of the circular, you can obtain one by telephoning the Capita Registrars' shareholder helpline on 0870 2422379.

2      What do I do now?

  You do not need to take any action in respect of your SSA and the Return of Cash.

3      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

National Grid Transco
Return of Cash Election Form

The election on behalf of:- (Title) (Forename) (Surname)	TP Reference: (Reference)

Before completing the Election Form please read the accompanying documentation. Full details of the Return of Cash are explained in the Circular and you should base any choice on the information contained in that document.

In respect of my B Shares, I hereby make the election(s) set out below:

National Grid Transco Share Matching Plan

Number of Qualifying Shares held in the National Grid Transco Share Matching Plan as at 20 June 2005*:		(Share Number)
Please enter the word "All' or the number of B Shares, if you wish to elect for Alternatives 2 or 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.

Alternative 2:	The Initial Repurchase Offer

Alternative 3:	The Future Repurchase Offers

*Please note that this figure does not include the shares to be awarded to you on 24 June 2005. An additional Election Form will be sent to you following that award for you to make your election in relation to those shares.

Any participant that does not submit a properly completed Election Form by 5pm on Monday 25 July 2005 will be deemed to have directed the Trustee to elect to receive the Single B Share Dividend (see notes overleaf).

Signature:	Date:

Please return this form, completed, signed and dated, to:
Towers Perrin Share Plan Services Ltd, PO Box 169, Bristol, BS99 3TU
to arrive no later than 5pm on Monday 25 July 2005.
A reply-paid envelope has been enclosed for your convenience.

National Grid Transco
Completing Return of Cash Election Form

        The following instructions set out what you need to do to inform the Trustee of your elections for the Return of Cash. Details of the Return of Cash are explained in the Circular and you should base any choice on the information contained in that document.

        If you do not return the Form of Election to Towers Perrin by 5pm on Monday 25 July 2005 you will be treated as having elected for the Single B Share Dividend (Alternative 1).

Instructions on completing your Election Form

        The Election Form contains details of the numbers of Qualifying Shares held in the Share Matching Plan on your behalf as at 20 June 2005. These figures represent the number of B Shares for which an election can be made providing that you do not instruct the Trustees to sell any of the shares prior to the Return of Cash Record Date (29 July 2005). An additional Election Form will be issued to you following the share award on 24 June 2005.

        If you wish to choose Alternative 1 in respect of all your B Shares you need take no further action. If you wish to choose Alternative 2 for all of your B Shares or Alternative 3 for all of your B Shares, please enter "All' against the relevant Alternative in the box provided.

        If you choose to split your elections between Alternatives 2 and 3, please enter the number of B Shares you wish to elect against the relevant Alternative in the boxes provided.

        If you choose to split your elections between Alternatives 1, 2 and 3, please enter in the relevant box the number of B Shares you wish to be subject to Alternative 2 and Alternative 3. The balance of your holding will default to Alternative 1.

        Once completed, signed and dated, the Election Form should be returned to Towers Perrin Shares Plan Services Ltd, PO Box 169, Bristol, BS99 3TU. A reply-paid envelope has been enclosed for your convenience.

        The following instructions set out default positions where Election Forms are incorrectly completed:

        If you elect one Alternative and the total number of B Shares entered is greater than your shareholding, your election will be reduced to your actual holding.

        If you elect one Alternative and the total number of shares entered is less than your shareholding, the balance of your B Shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is greater than your shareholding, any figure entered in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, if this does not exceed your actual holding, the balance of your shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is less than your shareholding, your election in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and the remaining shares will default to the Single B Share Dividend (Alternative 1).

Contact Details

        If you require assistance in completing the Election Form or have any queries relating to it you should telephone the Employee Helpline on 0870 160 0119 between 9am and 5pm on any Business Day. Please note that the Helpline will not provide advice on the merits of the Return of Cash or give any financial or tax advice.

Appendix for the National Grid Transco Share Matching Plan (the "Plan")

1      Will I participate in the Return of Cash?

  You will participate in the Return of Cash in respect of your Qualifying Shares. You will not participate in respect of your Matching Awards. Please read paragraphs 2 and 3 below for further details.

2      Qualifying Shares

  As an owner of Qualifying Shares under the terms of the Plan you will participate in the Return of Cash in respect of your Qualifying Shares PROVIDED you continue to hold your shares on the Record Date and have not directed Towers Perrin (the trustee) to sell or transfer them.

  You will receive 49 B Shares and, as part of the share consolidation, 43 New Ordinary Shares for every 49 Existing Ordinary Shares you hold. For tax purposes both the B Shares and the New Ordinary Shares will be treated as having been acquired at the same time as the Existing Ordinary Shares.

  If the share consolidation does not equate to a whole share, you will be entitled to a fraction of a New Ordinary Share which will be sold and, unless the proceeds are less than £1, will be returned to you. Fractional entitlements of less than £1 will be donated to a charity chosen by National Grid Transco.

2.1   What choices do I have?

  Each B Share will entitle you to 65 pence and you can choose how to receive the 65 pence in the following ways:

  •
  receive a single dividend of 65 pence per B Share (Alternative 1)

  •
  have some or all of your B Shares immediately repurchased for 65 pence each (Alternative 2)

  •
  retain your B Shares for repurchase for 65 pence per B Share at certain dates in the future (Alternative 3)

  OR, you may split your choices between the three Alternatives above. The attached Election Form allows you to make this split choice.

  Further details of these Alternatives are set out in the circular, a copy of which is also enclosed. You should read both the letter and the circular and if you are in any doubt as to what you should do, you are recommended to seek your own personal financial and tax advice.

2.2   Will I have to pay tax?

  A summary of the tax implications in relation to each of the Alternatives is set out below. Please note however that the information provided is only a summary of the UK tax implications for participants who hold Qualifying Shares who are and have at all material times been, resident and ordinarily resident and domiciled in the UK. It reflects our understanding of the law as at 15 June 2005 and is for general guidance only. Tax law and tax rates are subject to change. If you are in any doubt as to your personal tax position you should take appropriate professional advice.

2.2.1   Receipt of B Shares and New Ordinary Shares

  You will not have to pay any income tax, NICs or capital gains tax when the trustee receives the B Shares and New Ordinary Shares on your behalf. Please note that you may have to pay capital gains tax when you sell any New Ordinary Shares. The tax treatment of your B Shares in respect of each Alternative is described below.

2.2.2   Alternative 1: Single B Share Dividend

          (i)  Income tax and NICs

    As you are liable to income tax at the higher rate, you will have to pay income tax equal to 25 per cent. of the Single B Share Dividend received. This tax will not be collected and accounted for by National Grid Transco and therefore you will need to declare this on your self-assessment tax return. The Single B Share dividend will be paid to you by the Trustee.

    There is no liability to pay NICs on receipt of the Single B Share Dividend.

         (ii)  Capital gains tax

    You will not have to pay capital gains tax on the receipt of the Single B Share Dividend.

2.2.3   Alternative 2: Initial Repurchase Offer

            (i)  Income tax and NICs

    You will not have to pay any income tax and NICs when you sell your B Shares, the proceeds will be paid to you by the Trustee.

           (ii)  Capital gains tax

  On the repurchase of the B Shares, you may have to pay capital gains tax. Any tax would be payable on the difference between the repurchase price (i.e. 65 pence per B Share) and the base cost applied to your B Shares subject to your capital gains tax annual exemption and any other available reliefs. If you have a tax liability arising from the sale of your B Shares, you will have to complete a self-assessment tax return.

  The base cost of your B Shares is the amount which you are treated for tax purposes as having paid for the B Shares and is illustrated by the following example.

  This example shows how the base cost is calculated on the basis that you acquired 49 Existing Ordinary Shares at £4.00 per share. The base cost of that holding is therefore £196.

  In this example, following the consolidation you receive 43 New Ordinary Shares and 49 B Shares in place of your 49 Existing Ordinary Shares.

  The market value of your New Ordinary Shares and B Shares on 1 August 2005, the first day of listing, is assumed to be:

  New Ordinary Shares: £5.31 per share

  B shares:                        65 pence per share.

  The apportionment of the base cost of your existing ordinary shares between the holdings of your New Ordinary Shares and B Shares is calculated as follows:

  New Ordinary Shares:

STEP 1:
Fraction of cost attributable to New Ordinary Shares:	43 × £5.31 (43 × £5.31) + (49 × 65 pence)	= 0.878
STEP 2:
Apply fraction to actual cost	0.878 × £196 = £172.09
B Shares:
STEP 1:
Fraction of cost attributable to B Shares	49 × 65 pence (49 × 65 pence)+(43 × £5.31)	= 0.122
STEP 2:
Apply fraction to actual cost	0.122 × £196	= £23.91
Base cost of a B Share		= 49 pence (rounded up)

2.2.4   Alternative 3: Future Repurchase Offer and B Share Continuing Dividend

  To the extent you choose Alternative 3 but do not accept a repurchase by the last repurchase date (expected to be on 8 August 2007), NGT intends to convert all outstanding B Shares into New Ordinary Shares at a time following the final repurchase offer. This will constitute a reorganisation of share capital. You will not be subject to any tax on this reorganisation. You will also not have any tax liability in relation to your B Shares because you will not receive 65 pence for each B Share you hold. You will however, receive the Continuing B Share Dividend and will be subject to the tax treatment described in paragraph 2.2.4(b) below.

  If you are considering choosing Alternative 3 in order to hold your B Shares until they are converted into New Ordinary Shares please note that the ratio at which the outstanding B Shares will be converted to New Ordinary Shares will not be determined until nearer the time of conversion. Therefore you may not have the same number of New Ordinary Shares after the conversion of the B Shares as the number of Existing Ordinary Shares that you hold now.

  Other than paragraph 2.2.4(b), the following paragraphs apply only to the extent you choose Alternative 3 and do accept one of the Future Repurchase Offers. Paragraph 2.2.4(b) will apply even if you do not accept one of the Future Repurchase Offers.

  (a)
  Future Repurchase Offer

  (i)
  Income tax and NICs

    You will not have to pay any income tax and NICs when you sell your B Shares, the proceeds will be paid to you by the Trustee at that time.

  (ii)
  Capital gains tax

    On the repurchase of the B Shares, you may have to pay capital gains tax. Any tax would be payable on the difference between the repurchase price (i.e. 65 pence per B Share) and the base cost applied to your B Shares (as illustrated above) subject to your capital gains tax annual exemption and any other available reliefs.

(b)   B Share Continuing Dividend

    As you are liable to income tax at the higher rate, you will have to pay income tax equal to 25 per cent. of the Continuing B Share Dividend received. This tax will not be collected and accounted for by National Grid Transco and therefore you will need to declare this on your self-assessment tax return. There is no liability to pay NICs on receipt of the Continuing B Share Dividend and no capital gains tax.

3      Matching Awards

  You will NOT participate in the Return of Cash in respect of your Matching Awards granted under the Plan and you will NOT be affected by the subsequent share consolidation.

  Participation in the Return of Cash is only available to shareholders who are on the register of shareholders on the Return of Cash Record Date (5.00 p.m. on 29 July 2005).

  You will not be on the register of shareholders on the Return of Cash Record Date in respect of the shares subject to those Matching Awards unless, to the extent they are exercisable, you exercise your Matching Awards by 22 July 2005. You will only be able to exercise your Matching Awards and acquire NGT shares provided the Qualifying Shares by reference to which they were granted remain held on your behalf by the Trustees for three years and you remain employed by the National Grid Transco group throughout that period.

  However, your Matching Awards will not be adjusted following the share consolidation so you will be able to acquire the same number of shares on exercise. The share consolidation is intended to ensure that the NGT share price remains more or less unaffected by the B share scheme, and therefore the value of your Matching Awards should not change.

4      What do I do now?

  In respect of your Qualifying Shares you need to do the following:

  •
  read the circular; and

  •
  decide which Alternative to accept.

  If you decide to accept:

Alternative 1 -	you do not need to do anything further. You do NOT need to complete or return the Election Form. The Single B Share Dividend will be paid to you automatically.
Alternative 2 or Alternative 3 -	you must complete the relevant Election Form enclosed with this letter and return it/them to Towers Perrin at the address shown on the Election Form no later than 5.00 p.m. on 25 July 2005.

  If you do not return the Election Form to Towers Perrin by 5.00 p.m. on 1 July 2005, you will be treated as having elected for Alternative 1 above which may not be what you intend to do.

  In respect of your Matching Awards you do not need to take any action.

5      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

National Grid Transco
Return of Cash Election Form

The election on behalf of:- (Title) (Forename) (Surname)	TP Reference: (Reference)

Before completing the Election Form please read the accompanying documentation. Full details of the Return of Cash are explained in the Circular and you should base any choice on the information contained there.

In respect of my B Shares, I hereby make the election(s) set out below:

Lattice All-Employee Share Ownership Plan (AESOP)

Number of Shares (Partnership and Free) held in the Lattice All-Employee Share Ownership Plan as at 20 June 2005. This figure excludes the Free Shares allocated to you in October 2002 (if applicable):		(Share Number)
Please enter the word 'All' or the number of B Shares, if you wish to elect Alternatives 2 or 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.

Alternative 2:	The Initial Repurchase Offer

Alternative 3:	The Future Repurchase Offers

Number of Free Shares allocated to you in October 2002 (if applicable):		(Share Number)
Please enter the word 'All' or the number of B Shares, if you wish to elect for Alternative 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.
Alternative 2:	The Initial Repurchase Offer
In respect of the Free Shares allocated to you in October 2002, you cannot elect the Initial Repurchase Offer as these shares have not been held in Trust for the three year holding period required in accordance with the Plan Rules.

Alternative 3:	The Future Repurchase Offers

The October 2002 Free Share Award will have been held for more than three years by the Future Repurchase dates and therefore you can make an election in respect of this.

Any participant that does not submit a properly completed Election Form by 5pm on Monday 25 July 2005 will be deemed to have directed the Trustee to elect to receive the Single B Share Dividend (see notes overleaf).

Signature:	Date:

Please return this form, completed, signed and dated, to:
Towers Perrin Share Plan Services Ltd, PO Box 169, Bristol, BS99 3TU
to arrive no later than 5pm on Monday 25 July 2005.
A reply-paid envelope has been enclosed for your convenience.

National Grid Transco
Completing Return of Cash Election Form

        The following instructions set out what you need to do to inform the Trustees of your elections for the Return of Cash. Details of the Return of Cash are explained in the Circular and you should base any choice on the information contained there.

        If you do not return the Form of Election to Towers Perrin by 5pm on Monday 25 July 2005 you will be treated as having elected for the Single B Share Dividend (Alternative 1).

Instructions on completing your Election Form

        The Election Form contains details of the numbers of Ordinary Shares held in the Company Share Plans on your behalf. These figures represent the number of B Shares for which an election can be made providing that you do not instruct the Trustees to sell any of the shares prior to the Return of Cash Record Date (29 July 2005).

        If you wish to choose one Alternative for all your B Shares, please enter 'All' against the relevant Alternative in the box provided.

        If you choose to split your elections between Alternatives, please enter the number of B Shares you wish to elect against the relevant Alternative in the boxes provided. The total figure entered must not exceed the number of shares held on your behalf for that Plan.

        Once completed, signed and dated, the Election Form should be returned to Towers Perrin Shares Plan Services Ltd, PO Box 169, Bristol, BS99 3TU. A pre-paid envelope has been enclosed for your convenience.

        The following instructions set out default positions where Election Forms are incomplete:

        If you elect one Alternative and the total number of B Shares entered is greater than your shareholding, your election will be reduced to your actual holding.

        If you elect one Alternative and the total number of shares entered is less than your shareholding, the balance of your B Shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is greater than your shareholding, any figure entered in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, if this does not exceed your actual holding, the balance of your shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is less than your shareholding, your election in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, the remaining shares will default to the Single B Share Dividend (Alternative 1).

Contact Details

        If you require assistance in completing the Election Form or have any queries relating to it you should telephone the Employee Helpline on 0870 160 0119 between 9am and 5pm on any Business Day. Please note that the Helpline will not provide advice on the merits of the Return of Cash or give any financial or tax advice.

Appendix for the Lattice Group AESOP ("AESOP")

1      Will I participate in the Return of Cash?

  As an owner of Free and/or Partnership Shares under the terms of the AESOP you will participate in the Return of Cash PROVIDED you continue to hold your shares on the Record Date and have not directed Towers Perrin (the trustee) to sell or transfer them.

  You will receive 49 B Shares and, as part of the share consolidation, 43 New Ordinary Shares for every 49 Existing Ordinary Shares you hold. For tax purposes both the B Shares and the New Ordinary Shares will be treated as having been acquired at the same time as the Existing Ordinary Shares and will be subject to the rules of the AESOP.

  If the share consolidation does not equate to a whole share, you will be entitled to a fraction of a New Ordinary Share which will be sold and, unless the proceeds are less than £1, will be returned to you. Fractional entitlements of less than £1 will be donated to a charity chosen by National Grid Transco.

2      What choices do I have?

  Each B Share will entitle you to 65 pence and you can choose how to receive the 65 pence in the following ways:

  •
  receive a single dividend of 65 pence per B Share (Alternative 1)

  •
  have some or all of your B Shares immediately repurchased for 65 pence each (Alternative 2)

  •
  retain your B Shares for repurchase for 65 pence per B Share at certain dates in the future (Alternative 3)

  OR, you may split your choices between the three Alternatives above. The attached Election Form allows you to make this split choice.

  Please note that you will not be able to choose Alternative 2 in respect of any Free Shares that were awarded to you in October 2002 because at the time of repurchase (August 2005) those shares will still be subject to the 3 year holding period.

  Further details of these Alternatives are set out in the circular, a copy of which is also enclosed. You should read both the letter and the circular and if you are in any doubt as to what you should do, you are recommended to seek your own personal financial and tax advice.

3      Will I have to pay tax?

  A summary of the tax implications in relation to each of the Alternatives is set out below. Please note however that the information provided is only a summary of the UK tax implications for participants who hold Free and/or Partnership Shares in the AESOP who are and have at all material times been, resident and ordinarily resident and domiciled in the UK. It reflects our understanding of the law as at 15 June 2005 and is for general guidance only. Tax law and tax rates are subject to change. If you are in any doubt as to your personal tax position you should take appropriate professional advice.

3.1   Receipt of B Shares and New Ordinary Shares

  You will not have to pay any income tax, NICs or capital gains tax when the trustee receives the B Shares and New Ordinary Shares on your behalf. Please note that as your New Ordinary Shares will be subject to the AESOP you may have to pay capital gains tax when you sell any New Ordinary Shares. The tax treatment of your B Shares in respect of each Alternative is described below.

3.2   Alternative 1: Single B Share Dividend

  3.2.1 Income tax and NICs

    You will not have to pay income tax on receipt of the Single B Share Dividend if you pay tax at the basic rate.

    If you are liable to income tax at the higher rate, you will have to pay income tax equal to 25 per cent. of the Single B Share Dividend received. This tax will not be collected and accounted for by National Grid Transco and therefore you will need to declare this on your self-assessment tax return.

    There is no liability to pay NICs on receipt of the B Share Dividend.

  3.2.2 Capital gains tax

    You will not have to pay capital gains tax on the receipt of the Single B Share Dividend.

3.3   Alternative 2: Initial Repurchase Offer

  3.3.1 Income tax and NICs

    Awards of Free Shares were made in March and October 2002 and awards of Partnership Shares were made in October 2001 and April and October 2002. As the Initial Repurchase Offer will be within 5 years of the award dates you will have to pay income tax and NICs by reference to either:

    •
    Method 1—the repurchase price paid for the B Shares (65 pence per B Share); or

    •
    Method 2—the amount that the B Shares are treated as having cost on the award date.

    These amounts will be collected and accounted for automatically by National Grid Transco and the balance will be paid to you through the payroll.

    You will be treated as having held the B Shares for the same period of time that you have held the Existing Ordinary Shares from which the B Shares are derived.

    If you are treated as having held your B Shares for less than 3 years you will pay income tax and NICs by reference to Method 1.

    If you are treated as having held your B Shares for between 3 and 5 years you will pay income tax and NICs by reference to the lower of Method 1 and Method 2.

    The following tables set out the income tax and NICs treatment in respect of each award of Free and Partnership Shares:

Free Shares
Award Date	Time Held	Tax Treatment

March 2002	More than 3 years	Lower of Method 1 and Method 2
October 2002	N/A(1)	N/A(1)

(1)
You will not be able to choose Alternative 2 in respect of any Free Shares that were awarded to you in October 2002 because at the time of repurchase (August 2005) those shares will still be subject to the 3 year holding period required under rules of the AESOP.

Partnership Shares
Award Date	Time Held	Tax Treatment

October 2001	More than 3 years	Lower of Method 1 and Method 2
April 2002	More than 3 years	Lower of Method 1 and Method 2
October 2002	Less than 3 years	Method 1

    Example:

    This example is calculated on the basis that you acquired 49 Existing Ordinary Shares (Partnership Shares) at £4.00 per share in April 2002. You therefore used £196 of partnership share money.

    In this example, following the consolidation you receive 43 New Ordinary Shares and 49 B Shares in place of your 49 Existing Ordinary Shares.

    The market value of your New Ordinary Shares and B Shares on 1 August 2005, the first day of listing, is assumed to be:

    New Ordinary Shares:    £5.31 per share

    B Shares:                        65 pence per share

    The amount that the B Shares are treated as having cost is £23.91 or 49 pence per share (rounded up) and is calculated by doing the following:

STEP 1:
Fraction of cost attributable to B Shares:	49 × 65 pence (49 × 65 pence) + (43 × £5.31)	= 0.122
STEP 2:
Apply fraction to actual cost:	0.129 × £196	= £23.91
Cost per B Share	£23.91 ÷ 49	= 49 pence (rounded up)

    As the Initial Repurchase Offer will be in August 2005, you will be treated as holding your B Shares for between 3 and 5 years (April 2002—August 2005) and therefore you will pay income tax and NICs by reference to the lower of Method 1 and Method 2 i.e. on £23.91 (49 × 49 pence), being lower than Method 1 which amounts to £31.85 (49 × 65 pence).

  3.3.2 Capital gains tax

    You will not have to pay capital gains tax on the repurchase price paid for the B Shares as the proceeds are subject to income tax and your New Ordinary Shares will remain in trust at the time of repurchase of the B Shares.

3.4   Alternative 3: Future Repurchase Offer and B Share Continuing Dividend

  To the extent you choose Alternative 3 but do not accept a repurchase by the last repurchase date (expected to be on 8 August 2007), NGT intends to convert all outstanding B Shares into New Ordinary Shares at a time following the final repurchase offer. This will constitute a reorganisation of share capital. You will not be subject to any tax on this reorganisation. You will also not have any tax liability in relation to your B Shares because you will not receive 65 pence for each B Share you hold. You will however, receive the Continuing B Share Dividend and will be subject to the tax treatment described in paragraph 3.4(b) below.

  If you are considering choosing Alternative 3 in order to hold your B Shares until they are converted into New Ordinary Shares please note that the ratio at which the outstanding B Shares will be converted to New Ordinary Shares will not be determined until nearer the time of conversion. Therefore you may not have the same number of New Ordinary Shares after the conversion of the B Shares as the number of Existing Ordinary Shares that you hold now.

  Other than paragraph 3.4(b), the following paragraphs apply only to the extent you choose Alternative 3 and do accept one of the Future Repurchase Offers. Paragraph 3.4(b) will apply even if you do not accept one of the Future Repurchase Offers.

  (a)   Future Repurchase Offer

  3.4.1 Income tax and NICs

    Awards of Free Shares were made in March and October 2002 and awards of Partnership Shares were made in October 2001 and April and October 2002.

    The income tax and NICs treatment that will apply to you will be determined by whether you accept the first Future Repurchase Offer (expected to be 8 August 2006) or the second Future Repurchase Offer (expected to be 8 August 2007).

    You will not have to pay any income tax and NICs if you are treated as holding your B Shares for more than 5 years at the time of repurchase.

    If you are treated as having held your B Shares for between 3 and 5 years you will pay income tax and NICs by reference to the lower of Method 1 and Method 2 (see paragraph 3.3.1 above for an example of how this is calculated). These amounts will be collected and accounted for automatically by National Grid Transco and the balance will be paid to you through the payroll at that time.

    The following tables set out the income tax and NICs treatment in respect of each award of Free and Partnership Shares and whether you choose to accept the first or second Future Repurchase Offer:

Free Shares
Award Date	Tax Treatment—First Repurchase Offer (expected to be on 8 August 2006)	Tax Treatment—Second Repurchase Offer (expected to be on 8 August 2007)

March 2002	Lower of Method 1 and Method 2	No tax/NICs
October 2002	Lower of Method 1 and Method 2	Lower of Method 1 and Method 2

Partnership Shares
Award Date	Tax Treatment—First Repurchase Offer (expected to be on 8 August 2006)	Tax Treatment—Second Repurchase Offer (expected to be on 8 August 2007)

October 2001	Lower of Method 1 and Method 2	No tax/NICs
April 2002	Lower of Method 1 and Method 2	No tax/NICs
October 2002	Lower of Method 1 and Method 2	Lower of Method 1 and Method 2

  3.4.2 Capital gains tax

    You will not have to pay capital gains tax on the repurchase price paid for the B Shares whether or not the proceeds are subject to income tax provided your New Ordinary Shares remain in trust at the time of repurchase of the B Shares.

  (b)   B Share Continuing Dividend

    You will not have to pay income tax on receipt of the B Share Continuing Dividend if you pay tax at the basic rate.

    If you are liable to income tax at the higher rate, you will have to pay income tax equal to 25 per cent. of the Continuing B Share Dividend received. This tax will not be collected and accounted for by National Grid Transco and therefore you will need to declare this on your self-assessment tax return.

    There is no liability to pay NICs on receipt of the Continuing B Share Dividend and no capital gains tax.

4      What do I do now?

  You need to do the following:

  •
  read the circular; and

  •
  decide which Alternative to accept.

  If you decide to accept:

Alternative 1—	you do not need to do anything further. You do NOT need to complete or return the Election Form. The Single B Share Dividend will be paid to you automatically.
Alternative 2 or Alternative 3—	you must complete the relevant Election Form enclosed with this letter and return it/them to Towers Perrin at the address shown on the Election Form no later than 5.00 p.m. on 25 July 2005.

  If you do not return the Election Form to Towers Perrin by 5.00 p.m. on 25 July 2005, you will be treated as having elected for Alternative 1 above which may not be what you intend to do.

5      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

National Grid Transco
Return of Cash Election Form

The election on behalf of:- (Title) (Forename) (Surname)	TP Reference: (Reference)

Before completing the Election Form please read the accompanying documentation. Full details of the Return of Cash are explained in the Circular and you should base any choice on the information contained there.

In respect of my B Shares, I hereby make the election(s) set out below:

National Grid Transco Share Incentive Plan (SIP)

Number of Shares held in the National Grid Transco Share Incentive Plan as at 20 June 2005*:		(Share Number)
Please enter the word 'All' or the number of B Shares, if you wish to elect Alternatives 2 or 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.

Alternative 2:	The Initial Repurchase Offer

Alternative 3:	The Future Repurchase Offers

*Please note that if you are contributing to the Share Incentive Plan this figure will not include shares purchased on 7 July 2005. See notes overleaf.

Any participant that does not submit a properly completed Election Form by 5pm on Monday 25 July 2005 will be deemed to have directed the Trustee to elect to receive the Single B Share Dividend (see notes overleaf).

Signature:	Date:

Please return this form, completed, signed and dated, to:
Towers Perrin Share Plan Services Ltd, PO Box 169, Bristol, BS99 3TU
to arrive no later than 5pm on Monday 25 July 2005.
A reply-paid envelope has been enclosed for your convenience.

National Grid Transco

Completing Return of Cash Election Form

        The following instructions set out what you need to do to inform the Trustees of your elections for the Return of Cash. Details of the Return of Cash are explained in the Circular and you should base any choice on the information contained there.

        If you do not return the Form of Election to Towers Perrin by 5pm on Monday 25 July 2005 you will be treated as having elected for the Single B Share Dividend (Alternative 1).

Instructions on completing your Election Form

        The Election Form contains details of the numbers of Ordinary Shares held in the Company Share Plans on your behalf. These figures represent the number of B Shares for which an election can be made providing that you do not instruct the Trustees to sell any of the shares prior to the Return of Cash Record Date (29 July 2005).

        If you wish to choose one Alternative for all your B Shares, please enter 'All' against the relevant Alternative in the box provided.

        If you choose to split your elections between Alternatives, please enter the number of B Shares you wish to elect against the relevant Alternative in the boxes provided. The total figure entered must not exceed the number of shares held on your behalf for that Plan.

        The Election Form details the number of SIP Partnership shares in the Plan as at 20 June 2005. The number of SIP Partnership shares purchased on 7 July 2005 will be available on the website www.tpasweb.co.uk/ngt following the purchase. If you wish to make a different election for the shares purchased in July than that for your other SIP shares, please call Towers Perrin. If you wish the July purchase of shares to be treated in the same way as the other shares in the SIP, please either use the word 'All' or include the number of shares purchased in July to the total(s) when making your choice(s).

        Once completed, signed and dated, the Election Form should be returned to Towers Perrin Shares Plan Services Ltd, PO Box 169, Bristol, BS99 3TU. A pre-paid envelope has been enclosed for your convenience.

        The following instructions set out default positions where Election Forms are incomplete:

        If you elect one Alternative and the total number of B Shares entered is greater than your shareholding, your election will be reduced to your actual holding.

        If you elect one Alternative and the total number of shares entered is less than your shareholding, the balance of your B Shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is greater than your shareholding, any figure entered in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, if this does not exceed your actual holding, the balance of your shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is less than your shareholding, your election in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, the remaining shares will default to the Single B Share Dividend (Alternative 1).

Contact Details

        If you require assistance in completing the Election Form or have any queries relating to it you should telephone the Employee Helpline on 0870 160 0119 between 9am and 5pm on any Business Day. Please note that the Helpline will not provide advice on the merits of the Return of Cash or give any financial or tax advice.

Appendix for the National Grid Transco Share Incentive Plan ("SIP")

1      Will I participate in the Return of Cash?

  As an owner of Partnership Shares under the terms of the SIP you will participate in the Return of Cash PROVIDED you continue to hold your shares on the Record Date and have not directed Towers Perrin (the trustee) to sell or transfer them.

  You will receive 49 B Shares and, as part of the share consolidation, 43 New Ordinary Shares for every 49 Existing Ordinary Shares you hold. For tax purposes both the B Shares and the New Ordinary Shares will be treated as having been acquired at the same time as the Existing Ordinary Shares and will be subject to the rules of the SIP.

  If the share consolidation does not equate to a whole share, you will be entitled to a fraction of a New Ordinary Share which will be sold and, unless the proceeds are less than £1, will be returned to you. Fractional entitlements of less than £1 will be donated to a charity chosen by National Grid Transco.

2      What choices do I have?

  Each B Share will entitle you to 65 pence and you can choose how to receive the 65 pence in the following ways:

  •
  receive a single dividend of 65 pence per B Share (Alternative 1)

  •
  have some or all of your B Shares immediately repurchased for 65 pence each (Alternative 2)

  •
  retain your B Shares for repurchase for 65 pence per B Share at certain dates in the future (Alternative 3)

  OR, you may split your choices between the three Alternatives above. The attached Election Form allows you to make this split choice.

  Further details of these Alternatives are set out in the circular, a copy of which is also enclosed. You should read both the letter and the circular and if you are in any doubt as to what you should do, you are recommended to seek your own personal financial and tax advice.

3      Will I have to pay tax?

  A summary of the tax implications in relation to each of the Alternatives is set out below. Please note however that the information provided is only a summary of the UK tax implications for participants who hold Partnership Shares in the SIP who are and have at all material times been, resident and ordinarily resident and domiciled in the UK. It reflects our understanding of the law as at 15 June 2005 and is for general guidance only. Tax law and tax rates are subject to change. If you are in any doubt as to your personal tax position you should take appropriate professional advice.

3.1   Receipt of B Shares and New Ordinary Shares

  You will not have to pay any income tax, NICs or capital gains tax when the trustee receives the B Shares and New Ordinary Shares on your behalf. Please note that as your New Ordinary Shares will be subject to the rules of the SIP you may have to pay capital gains tax when you sell any New Ordinary Shares. The tax treatment of your B Shares in respect of each Alternative is described below.

3.2   Alternative 1: Single B Share Dividend

  3.2.1 Income tax and NICs

    You will not have to pay income tax on receipt of the Single B Share Dividend if you pay tax at the basic rate.

    If you are liable to income tax at the higher rate, you will have to pay income tax equal to 25 per cent. of the Single B Share Dividend received. This tax will not be collected and accounted for by National Grid Transco and therefore you will need to declare this on your self-assessment tax return.

    There is no liability to pay NICs on receipt of the B Share Dividend.

  3.2.2 Capital gains tax

    You will not have to pay capital gains tax on the receipt of the Single B Share Dividend.

3.3   Alternative 2: Initial Repurchase Offer

  3.3.1 Income tax and NICs

    The first awards of Partnership Shares were made in September 2003 and have been made monthly thereafter. As the Initial Repurchase Offer will be within 5 years of the award dates you will have to pay income tax and NICs on the repurchase price paid for the B Shares (65 pence per B Share). These amounts will be collected and accounted for automatically by National Grid Transco and the balance will be paid to you through the payroll.

  3.3.2 Capital gains tax

    You will not have to pay capital gains tax on the repurchase price paid for the B Shares as the proceeds are subject to income tax and your New Ordinary Shares will remain in trust at the time of repurchase of the B Shares.

3.4   Alternative 3: Future Repurchase Offer and B Share Continuing Dividend

  To the extent you choose Alternative 3 but do not accept a repurchase by the last repurchase date (expected to be on 8 August 2007), NGT intends to convert all outstanding B Shares into New Ordinary Shares at a time following the final repurchase offer. This will constitute a reorganisation of share capital. You will not be subject to any tax on this reorganisation. You will also not have any tax liability in relation to your B Shares because you will not receive 65 pence for each B Share you hold. You will however, receive the Continuing B Share Dividend and will be subject to the tax treatment described in paragraph 3.4(b) below.

  If you are considering choosing Alternative 3 in order to hold your B Shares until they are converted into New Ordinary Shares please note that the ratio at which the outstanding B Shares will be converted to New Ordinary Shares will not be determined until nearer the time of conversion. Therefore you may not have the same number of New Ordinary Shares after the conversion of the B Shares as the number of Existing Ordinary Shares that you hold now.

  Other than paragraph 3.4(b), the following paragraphs apply only to the extent you choose Alternative 3 and do accept one of the Future Repurchase Offers (expected to be 8 August 2006 and 8 August 2007). Paragraph 3.4(b) will apply even if you do not accept one of the Future Repurchase Offers.

  (a)   Future Repurchase Offer

  3.4.1 Income tax and NICs

    The first awards of Partnership Shares were made in September 2003 and have been made monthly thereafter. As the Future Repurchase Offers will be made within 5 years of the award dates you will have to pay income tax and NICs by reference to either:

    •
    Method 1—the repurchase price paid for the B Shares (65 pence per B Share); or

    •
    Method 2—the amount of partnership share money you are treated as having paid for the B Shares being repurchased.

    These amounts will be collected and accounted for automatically by National Grid Transco and the balance will be paid to you through the payroll at that time.

    If on the date of repurchase you are treated as having held your B Shares for less than 3 years, you will pay income tax and NICs by reference to Method 1.

    If on the date of repurchase you are treated as having held your B Shares for between 3 and 5 years, you will pay income tax and NICs by reference to the lower of Method 1 and Method 2.

    Example:

    This example is calculated on the basis that you acquired 49 Existing Ordinary Shares at £4.00 per share in January 2004. You therefore used £196 of partnership share money.

    In this example, following the consolidation you receive 43 New Ordinary Shares and 49 B Shares in place of your 49 Existing Ordinary Shares.

    The market value of your New Ordinary Shares and B Shares on 1 August 2005, the first day of listing, is assumed to be:

    New Ordinary Shares:    £5.31 per share

    B Shares:                        65 pence per share

    The amount of partnership share money you are treated as having paid for the B Shares is £23.91 or 49 pence per share (rounded up) and is calculated by doing the following:

STEP 1:
Fraction of cost attributable to B Shares	49 × 65 pence (49 × 65 pence) + (43 × £5.31)	= 0.122
STEP 2:
Apply fraction to actual cost	0.122 × £196	= £23.91
Cost per B Share	£23.91 ÷ 49	= 49 pence (rounded up)

    If you accept the first repurchase offer on 8 August 2006, you will pay income tax and NICs by reference to Method 1 i.e. on £31.85 (49 × 65 pence), having been treated as holding your B Shares for less than 3 years (January 2004—August 2006).

    If you accept the second repurchase offer on 8 August 2007, you will pay income tax and NICs by reference to the lower of Method 1 and Method 2 i.e. on £23.91, having been treated as holding your B Shares for between 3 and 5 years (January 2004—August 2007).

  3.4.2 Capital gains tax

    You will not have to pay capital gains tax on the repurchase price paid for the B Shares as the proceeds are subject to income tax and your New Ordinary Shares will remain in trust at the time of repurchase of the B Shares.

  (b)   B Share Continuing Dividend

    You will not have to pay income tax on receipt of the B Share Continuing Dividend if you pay tax at the basic rate.

    If you are liable to income tax at the higher rate, you will have to pay income tax equal to 25 per cent. of the Continuing B Share Dividend received. This tax will not be collected and accounted for by National Grid Transco and therefore you will need to declare this on your self-assessment tax return. There is no liability to pay NICs on receipt of the Continuing B Share Dividend and no capital gains tax.

4      What do I do now?

  You need to do the following:

  •
  read the circular; and

  •
  decide which Alternative to accept.

  If you decide to accept:

Alternative 1—	you do not need to do anything further. You do NOT need to complete or return the Election Form. The Single B Share Dividend will be paid to you automatically.
Alternative 2 or Alternative 3—	you must complete the relevant Election Form enclosed with this letter and return it/them to Towers Perrin at the address shown on the Election Form no later than 5.00 p.m. on 25 July 2005.

  If you do not return the Election Form to Towers Perrin by 5.00 p.m. on 25 July 2005, you will be treated as having elected for Alternative 1 above which may not be what you intend to do.

5      Who do I contact with any queries?

  Towers Perrin on 0870 160 0119.

National Grid Transco
Return of Cash Election Form

The election on behalf of:- (Title) (Forename) (Surname)	TP Reference: (Reference)

Before completing the Election Form please read the accompanying documentation. Full details of the Return of Cash are explained in the Circular and you should base any choice on the information contained there.

In respect of my B Shares, I hereby make the election(s) set out below:

Lattice All-Employee Share Ownership Plan (AESOP)

Number of Shares (Partnership and Free) held in the Lattice All-Employee Share Ownership Plan as at 20 June 2005. This figure excludes the Free Shares allocated to you in October 2002 (if applicable) :		(Share Number)
Please enter the word 'All' or the number of B Shares, if you wish to elect Alternatives 2 or 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.

Alternative 2:	The Initial Repurchase Offer

Alternative 3:	The Future Repurchase Offers

Number of Free Shares allocated to you in October 2002 (if applicable):		(Share Number)
Please enter the word 'All' or the number of B Shares, if you wish to elect for Alternative 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.
Alternative 2:	The Initial Repurchase Offer
In respect of the Free Shares allocated to you in October 2002, you cannot elect the Initial Repurchase Offer as these shares have not been held in Trust for the three year holding period required in accordance with the Plan Rules.

Alternative 3:	The Future Repurchase Offers

The October 2002 Free Share Award will have been held for more than three years by the Future Repurchase dates and therefore you can make an election in respect of this.

National Grid Transco Share Incentive Plan (SIP)

Number of Shares held in the National Grid Transco Share Incentive Plan as at 20 June 2005*:		(Share Number)
Please enter the word 'All' or the number of B Shares, if you wish to elect Alternatives 2 or 3.
Alternative 1:	Single B Share Dividend
If you wish to elect Alternative 1 you do not need to complete or return the Election Form. The Single B Share Dividend will be paid automatically on all B shares unless you have elected for the other Alternatives.

Alternative 2:	The Initial Repurchase Offer

Alternative 3:	The Future Repurchase Offers

*Please note that if you are contributing to the Share Incentive Plan this figure will not include shares purchased on 7 July 2005. See notes overleaf.

Any participant that does not submit a properly completed Election Form by 5pm on Monday 25 July 2005 will be deemed to have directed the Trustee to elect to receive the Single B Share Dividend (see notes overleaf).

Signature:	Date:

Please return this form, completed, signed and dated, to:
Towers Perrin Share Plan Services Ltd, PO Box 169, Bristol, BS99 3TU
to arrive no later than 5pm on Monday 25 July 2005.
A reply-paid envelope has been enclosed for your convenience.

National Grid Transco Completing Return of Cash Election Form

        The following instructions set out what you need to do to inform the Trustees of your elections for the Return of Cash. Details of the Return of Cash are explained in the Circular and you should base any choice on the information contained there.

        If you do not return the Form of Election to Towers Perrin by 5pm on Monday 25 July 2005 you will be treated as having elected for the Single B Share Dividend (Alternative 1).

Instructions on completing your Election Form

        The Election Form contains details of the numbers of Ordinary Shares held in the Company Share Plans on your behalf. These figures represent the number of B Shares for which an election can be made providing that you do not instruct the Trustees to sell any of the shares prior to the Return of Cash Record Date (29 July 2005).

        If you wish to choose one Alternative for all your B Shares, please enter 'All' against the relevant Alternative in the box provided.

        If you choose to split your elections between Alternatives, please enter the number of B Shares you wish to elect against the relevant Alternative in the boxes provided. The total figure entered must not exceed the number of shares held on your behalf for that Plan.

        The Election Form details the number of SIP Partnership shares in the Plan as at 20 June 2005. The number of SIP Partnership shares purchased on 7 July 2005 will be available on the website www.tpasweb.co.uk/ngt following the purchase. If you wish to make a different election for the shares purchased in July than that for your other SIP shares, please call Towers Perrin. If you wish the July purchase of shares to be treated in the same way as the other shares in the SIP, please either use the word 'All' or include the number of shares purchased in July to the total(s) when making your choice(s).

        Once completed, signed and dated, the Election Form should be returned to Towers Perrin Shares Plan Services Ltd, PO Box 169, Bristol, BS99 3TU. A pre-paid envelope has been enclosed for your convenience.

        The following instructions set out default positions where Election Forms are incomplete:

        If you elect one Alternative and the total number of B Shares entered is greater than your shareholding, your election will be reduced to your actual holding.

        If you elect one Alternative and the total number of shares entered is less than your shareholding, the balance of your B Shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is greater than your shareholding, any figure entered in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, if this does not exceed your actual holding, the balance of your shares will default to the Single B Share Dividend (Alternative 1).

        If you have chosen to split your election between Alternatives and the number of shares elected is less than your shareholding, your election in respect of the Initial Repurchase Offer (Alternative 2) will be fulfilled first, followed by the Future Repurchase Offers (Alternative 3), and, the remaining shares will default to the Single B Share Dividend (Alternative 1).

Contact Details

        If you require assistance in completing the Election Form or have any queries relating to it you should telephone the Employee Helpline on 0870 160 0119 between 9am and 5pm on any Business Day. Please note that the Helpline will not provide advice on the merits of the Return of Cash or give any financial or tax advice.

QuickLinks

  Exhibit 99.(a)(15)
Appendix for the Lattice Group AESOP ("AESOP")
Appendix for the National Grid Transco Share Incentive Plan ("SIP")